     As filed with the Securities and Exchange Commission on June 10, 1999.


                                                      Registration No. 333-76493
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 5

                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                              TOWNE SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                    GEORGIA                                         62-1618121
(State or other jurisdiction of incorporation or       (I.R.S. Employer Identification No.)
                 organization)

   3950 JOHNS CREEK COURT, SUITE 100, SUWANEE, GEORGIA 30024, (678) 475-5200 (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)
                             ---------------------
                                DREW W. EDWARDS
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                              TOWNE SERVICES, INC.
                       3950 JOHNS CREEK COURT, SUITE 100
                             SUWANEE, GEORGIA 30024
                                 (678) 475-5200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                   Copies to:

             GLENN W. STURM, ESQ.                               MARK W. SHURTLEFF, ESQ.
            SUSAN L. SPENCER, ESQ.                              LEONARD J. MCGILL, ESQ.
  NELSON MULLINS RILEY & SCARBOROUGH, L.L.P.                  GIBSON, DUNN & CRUTCHER LLP
       999 PEACHTREE STREET, SUITE 1400                               4 PARK PLACE
            ATLANTA, GEORGIA 30309                              IRVINE, CALIFORNIA 92614
                (404) 817-6000                                       (949) 451-3800

                             ---------------------

    Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement and the satisfaction or waiver of conditions to closing under the Agreement and Plan of Merger described herein.

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
       TITLE OF EACH CLASS OF               AMOUNT          PROPOSED MAXIMUM      PROPOSED MAXIMUM
          SECURITIES TO BE                   TO BE           OFFERING PRICE          AGGREGATE             AMOUNT OF
             REGISTERED                  REGISTERED(1)         PER SHARE           OFFERING PRICE      REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value per
  share..............................      2,075,345           $     (2)             $2,451(2)             $1.00(3)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

(1) Represents the number of shares of the Registrant's common stock, no par value, issuable in connection with the merger.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f)(2) under the Securities Act. The proposed maximum offering price is based upon the par value of Forseon's stock because Forseon has an accumulated capital deficit.
(3) Previously paid.

     The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Article V of the Registrant's Amended and Restated Articles of Incorporation provides for the indemnification of directors to the fullest extent permissible under Georgia law.

     Article VIII, Section 15 of the Registrant's Bylaws provides for the indemnification of agents of the Registrant to the fullest extent authorized by the State of Georgia.

     The Registrant has entered into indemnification agreements with its directors and executive officers, in addition to indemnification provided for in the Registrant's Bylaws, and intends to enter into indemnification agreements with any new directors and executive officers in the future.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits


EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
    2.1       --  Agreement and Plan of Merger by and among Towne Services,
                  Inc., TSI Acquisition One, Inc., Forseon Corporation and
                  certain of the stockholders of Forseon Corporation dated as of March 25, 1999 (incorporated by reference to Appendix A of the proxy statement/prospectus which is a part of this
                  S-4 Registration Statement).
    2.2       --  Form of Escrow Agreement to be entered into by and among
                  Towne Services, Inc., Dan Paul and Allen Merrill, each in
                  their capacity as a Stockholder Representative, and First
                  Union National Bank.***
    2.3       --  Asset Purchase Agreement by and between Towne Services, Inc.
                  and Credit Collection Solutions, Inc., and Burton W. Crapps
                  and Robert M. Ragsdale dated as of June 11, 1998.*
    2.4       --  Stock Purchase Agreement dated November 30, 1998 by and between Towne Services, Inc., BSI Acquisition Corp., Banking
                  Solutions, Inc. ("BSI"), and certain shareholders of BSI
                  (incorporated by reference to Exhibit 2.1 of the Company's
                  Report on Form 8-K filed on December 15, 1998).
    3.1       --  Amended and Restated Articles of Incorporation of Towne
                  Services, Inc., as filed with the Secretary of State of the
                  State of Georgia on July 29, 1998.*
    3.2       --  Amended and Restated Bylaws of Towne Services, Inc.,
                  effective May 19, 1998.*
    3.3       --  Articles of Amendment to the Amended and Restated Articles
                  of Incorporation of Towne Services, Inc., as filed with the
                  Secretary of State of Georgia on May 21, 1999.***
    3.4       --  Amendment to the Amended and Restated Bylaws of Towne
                  Services, Inc., effective May 21, 1999.***
    4.1       --  See Exhibits 3.1 and 3.2 for provisions of the Amended and
                  Restated Articles of Incorporation and Amended and Restated
                  Bylaws defining the rights of the holders of common stock of the Company.
    5.1       --  Opinion of Nelson Mullins Riley & Scarborough, L.L.P.
    8.1       --  Opinion of Nelson Mullins Riley & Scarborough, L.L.P. as to
                  tax matters.***
   10.1       --  1996 Stock Option Plan (including form of Stock Option
                  Agreement).*
   10.2       --  1998 Stock Option Plan (including form of Stock Option
                  Agreement).*
   10.3       --  Form of Non-Qualified Stock Option Agreement.*

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
   10.4       --  Lease by and among River Exchange Associates Limited
                  Partnership and Towne Services, Inc. dated January 12,
                  1998.*
   10.5       --  Employment Agreement by and between Towne Services, Inc. and
                  Drew W. Edwards dated as of October 15, 1995.*
   10.6       --  Employment Agreement by and between Towne Services, Inc. and
                  Henry M. Baroco dated as of January 15, 1997.*
   10.7       --  Amended and Restated Employment Agreement by and between
                  Towne Services, Inc. and Bruce Lowthers dated as of May 18,
                  1998.*
   10.8       --  Employment Agreement by and between Towne Services, Inc. and
                  Cleve Shultz dated as of May 19, 1998.*
   10.9       --  Employment Agreement by and between Towne Services, Inc. and
                  Dan Paul dated March 25, 1999 (effective upon closing of
                  merger).***
   10.10      --  Employment Agreement by and between Towne Services, Inc. and
                  Allen Merrill dated March 25, 1999 (effective upon the
                  closing of merger).***
   10.11      --  Form of TOWNE CREDIT Bank Marketing Agreement.*
   10.12      --  Form of TOWNE Finance Bank Marketing Agreement.*
   10.13      --  Form of TOWNE CREDIT Merchant Processing Agreement.*
   10.14      --  Form of TOWNE Finance Client Processing Agreement.*
   10.15      --  Form of CASHFLOW Manager Merchant Services Agreement.+
   10.16      --  Form of CASHFLOW Manager License Agreement.+
   10.17      --  Form of Independent Bankers Bank General Marketing Agent
                  Agreement.+
   10.18      --  Registration Rights Agreement dated as of March 13, 1998 by and between Towne Services, Inc. and Capital Appreciation
                  Partners, L.P.*
   10.19      --  Form of Indemnification Agreement entered into between Towne
                  Services, Inc. and its directors and officers.*
   10.20      --  Promissory note dated September 8, 1997 issued to Towne
                  Services, Inc. by Henry M. Baroco.*
   10.21      --  Promissory note dated April 1, 1998 issued to Towne
                  Services, Inc. by Bruce F. Lowthers, Jr.*
   10.22      --  Promissory Note dated October 8, 1998 issued to Towne
                  Services, Inc. by Drew W. Edwards.+
   10.23      --  Promissory Note dated October 8, 1998 issued to Towne
                  Services, Inc. by Henry M. Baroco.+
   10.24      --  Form of General Marketing Agent Agreement.*
   10.25      --  Promissory Note by the Company to the order of First Union
                  National Bank dated December 31, 1998.+
   10.26      --  Retail Merchandising Service Automation, Inc. Employee Stock
                  Ownership Plan, July 1, 1994 Restatement (Includes First
                  through Fourth Amendments).***
   10.27      --  Fifth Amendment to the Retail Merchandising Service
                  Automation, Inc. Employee Stock Ownership Plan, effective as of June 20, 1996.***
   10.28      --  Sixth Amendment to the Forseon Corporation Employee Stock
                  Ownership Plan, effective as of July 1, 1987.***
   10.29      --  Form of Seventh Amendment to the Forseon Corporation
                  Employee Stock Ownership Plan, to be effective as of March
                  22, 1999.***
   10.30      --  Form of Forseon Corporation Visionary Forecasting Service
                  Agreement.***

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
   10.31      --  Form of Forseon Corporation Standard Agreement for
                  Purchase.***
   10.32      --  Form of Forseon Corporation Software License Agreement.***
   10.33      --  Sublease agreement by and among Technology Park/Atlanta,
                  Inc. and Towne Services dated March 9, 1999 (incorporated by reference to Exhibit 10.1 of the Company's Report on Form
                  10-Q filed on May 7, 1999).
   21.1       --  Subsidiaries of Towne Services, Inc.***
   23.1       --  Consent of Arthur Andersen LLP.
   23.2       --  Consent of KPMG LLP.
   23.3       --  Consent of Nelson Mullins Riley & Scarborough, L.L.P.
                  (included in Exhibit 5.1).
   23.4       --  Consent of Nelson Mullins Riley & Scarborough, L.L.P. as to
                  tax matters (included in Exhibit 8.1).
   23.5       --  Consent of Rodgers Capital Group, L.P.***
   23.6       --  Consent of Legacy Securities Corp.***
   24.1       --  Power of Attorney.***
   27.1       --  Financial Data Schedule for the periods ending December 31,
                  1997 and 1998 (for SEC use only) (incorporated by reference to the Company's Registration Statement on Form S-1 (No.
                  333-76859) filed on June 4, 1999).
   99.1       --  Notice to Participants in the Forseon Corporation Employee
                  Stock Ownership Plan.***
   99.2       --  Opinions of Rodgers Capital Group, L.P. and Legacy
                  Securities Corp. (included as Appendix D of the Proxy
                  Statement/Prospectus).


---------------

  * Incorporated by reference to the exhibits to the Company's Registration Statement on Form S-1 (No. 333-53341) as declared effective by the Securities and Exchange Commission on July 30, 1998.
 ** To be provided by amendment.
*** Previously filed.
 + Incorporated by reference to the exhibits to the Company's Report on Form
   10-K filed on March 26, 1999.

     (b) Schedule II Valuation and Qualifying Accounts

                              TOWNE SERVICES, INC.

                                                        BEGINNING   CHARGED TO                 ENDING
                     DESCRIPTION                         BALANCE     EXPENSE     DEDUCTIONS   BALANCE
                     -----------                        ---------   ----------   ----------   --------
December 31, 1995 Allowance for Doubtful Accounts.....   $     0     $      0        $0       $      0
December 31, 1996 Allowance for Doubtful Accounts.....         0            0         0              0
December 31, 1997 Allowance for Doubtful Accounts.....         0       25,000         0         25,000
December 31, 1998 Allowance for Doubtful Accounts.....    25,000      322,065         0        347,065

     Schedules not listed above have been omitted because the information required to be set forth therein is not applicable or is shown in the financial statements, management's discussion and analysis or notes thereto.

ITEM 22.  UNDERTAKINGS

     A. The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registration pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     B. The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the undersigned Registrant undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

     C. The Registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration

Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     D. Insofar as the indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     E. The undersigned registrant hereby undertakes to respond to request for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     F. The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

     Pursuant to the requirements of the securities act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 9th day of June, 1999.

                                          TOWNE SERVICES, INC.

                                          By:      /s/ DREW W. EDWARDS
                                            ------------------------------------
                                                      Drew W. Edwards
                                            Chairman and Chief Executive Officer

     Pursuant to the requirements of the securities act of 1933, as amended, this registration statement has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

                     SIGNATURES                                      TITLE                    DATE
                     ----------                                      -----                    ----
                 /s/ DREW W. EDWARDS                   Chairman of the Board and Chief     June 9, 1999
-----------------------------------------------------    Executive Officer (principal
                   Drew W. Edwards                       executive officer)

                          *                            President, Chief Operating          June 9, 1999
-----------------------------------------------------    Officer and Director
                   Henry M. Baroco

                /s/ BRUCE F. LOWTHERS                  Chief Financial Officer             June 9, 1999
-----------------------------------------------------    (principal financial and
                  Bruce F. Lowthers                      accounting officer)

                          *                            Director                            June 9, 1999
-----------------------------------------------------
                    G. Lynn Boggs

                          *                            Director                            June 9, 1999
-----------------------------------------------------
                   Frank W. Brown

                          *                            Director                            June 9, 1999
-----------------------------------------------------
                   John W. Collins

                          *                            Director                            June 9, 1999
-----------------------------------------------------
                  J. Stanley Mackin

                          *                            Director                            June 9, 1999
-----------------------------------------------------
                   Joe M. Rodgers

                          *                            Director                            June 9, 1999
-----------------------------------------------------
               John D. Schneider, Jr.

                          *                            Director                            June 9, 1999
-----------------------------------------------------
               J. Daniel Speight, Jr.

                          *                            Director                            June 9, 1999
-----------------------------------------------------
                   Glenn W. Sturm

                     SIGNATURES                                      TITLE                    DATE
                     ----------                                      -----                    ----
                          *                            Director                            June 9, 1999
-----------------------------------------------------
                  J. Stephen Turner

                          *                            Director                            June 9, 1999
-----------------------------------------------------
                  Bahram Yusefzadeh

               By: /s/ DREW W. EDWARDS
  -------------------------------------------------
                   Drew W. Edwards
                  Attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
    2.1       --  Agreement and Plan of Merger by and among Towne Services,
                  Inc., TSI Acquisition One, Inc., Forseon Corporation and
                  certain of the stockholders of Forseon Corporation dated as of March 25, 1999 (incorporated by reference to Appendix A of the proxy statement/prospectus which is a part of this
                  S-4 Registration Statement).
    2.2       --  Form of Escrow Agreement to be entered into by and among
                  Towne Services, Inc., Dan Paul and Allen Merrill, each in
                  their capacity as a Stockholder Representative, and First
                  Union National Bank.***
    2.3       --  Asset Purchase Agreement by and between Towne Services, Inc.
                  and Credit Collection Solutions, Inc., and Burton W. Crapps
                  and Robert M. Ragsdale dated as of June 11, 1998.*
    2.4       --  Stock Purchase Agreement dated November 30, 1998 by and between Towne Services, Inc., BSI Acquisition Corp., Banking
                  Solutions, Inc. ("BSI"), and certain shareholders of BSI
                  (incorporated by reference to Exhibit 2.1 of the Company's
                  Report on Form 8-K filed on December 15, 1998).
    3.1       --  Amended and Restated Articles of Incorporation of Towne
                  Services, Inc., as filed with the Secretary of State of the
                  State of Georgia on July 29, 1998.*
    3.2       --  Amended and Restated Bylaws of Towne Services, Inc.,
                  effective May 19, 1998.*
    3.3       --  Articles of Amendment to the Amended and Restated Articles
                  of Incorporation of Towne Services, Inc., as filed with the
                  Secretary of State of Georgia on May 21, 1999.***
    3.4       --  Amendment to the Amended and Restated Bylaws of Towne
                  Services, Inc., effective May 21, 1999.***
    4.1       --  See Exhibits 3.1 and 3.2 for provisions of the Amended and
                  Restated Articles of Incorporation and Amended and Restated
                  Bylaws defining the rights of the holders of common stock of the Company.
    5.1       --  Opinion of Nelson Mullins Riley & Scarborough, L.L.P.
    8.1       --  Opinion of Nelson Mullins Riley & Scarborough, L.L.P. as to
                  tax matters.***
   10.1       --  1996 Stock Option Plan (including form of Stock Option
                  Agreement).*
   10.2       --  1998 Stock Option Plan (including form of Stock Option
                  Agreement).*
   10.3       --  Form of Non-Qualified Stock Option Agreement.*
   10.4       --  Lease by and among River Exchange Associates Limited
                  Partnership and Towne Services, Inc. dated January 12,
                  1998.*
   10.5       --  Employment Agreement by and between Towne Services, Inc. and
                  Drew W. Edwards dated as of October 15, 1995.*
   10.6       --  Employment Agreement by and between Towne Services, Inc. and
                  Henry M. Baroco dated as of January 15, 1997.*
   10.7       --  Amended and Restated Employment Agreement by and between
                  Towne Services, Inc. and Bruce Lowthers dated as of May 18,
                  1998.*
   10.8       --  Employment Agreement by and between Towne Services, Inc. and
                  Cleve Shultz dated as of May 19, 1998.*
   10.9       --  Employment Agreement by and between Towne Services, Inc. and
                  Dan Paul dated March 25, 1999 (effective upon closing of
                  merger).***
   10.10      --  Employment Agreement by and between Towne Services, Inc. and
                  Allen Merrill dated March 25, 1999 (effective upon the
                  closing of merger).***
   10.11      --  Form of TOWNE CREDIT Bank Marketing Agreement.*
   10.12      --  Form of TOWNE Finance Bank Marketing Agreement.*
   10.13      --  Form of TOWNE CREDIT Merchant Processing Agreement.*

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
   10.14      --  Form of TOWNE Finance Client Processing Agreement.*
   10.15      --  Form of CASHFLOW Manager Merchant Services Agreement.+
   10.16      --  Form of CASHFLOW Manager License Agreement.+
   10.17      --  Form of Independent Bankers Bank General Marketing Agent
                  Agreement.+
   10.18      --  Registration Rights Agreement dated as of March 13, 1998 by and between Towne Services, Inc. and Capital Appreciation
                  Partners, L.P.*
   10.19      --  Form of Indemnification Agreement entered into between Towne
                  Services, Inc. and its directors and officers.*
   10.20      --  Promissory note dated September 8, 1997 issued to Towne
                  Services, Inc. by Henry M. Baroco.*
   10.21      --  Promissory note dated April 1, 1998 issued to Towne
                  Services, Inc. by Bruce F. Lowthers, Jr.*
   10.22      --  Promissory Note dated October 8, 1998 issued to Towne
                  Services, Inc. by Drew W. Edwards.+
   10.23      --  Promissory Note dated October 8, 1998 issued to Towne
                  Services, Inc. by Henry M. Baroco.+
   10.24      --  Form of General Marketing Agent Agreement.*
   10.25      --  Promissory Note by the Company to the order of First Union
                  National Bank dated December 31, 1998.+
   10.26      --  Retail Merchandising Service Automation, Inc. Employee Stock
                  Ownership Plan, July 1, 1994 Restatement (Includes First
                  through Fourth Amendments).***
   10.27      --  Fifth Amendment to the Retail Merchandising Service
                  Automation, Inc. Employee Stock Ownership Plan, effective as of June 20, 1996.***
   10.28      --  Sixth Amendment to the Forseon Corporation Employee Stock
                  Ownership Plan, effective as of July 1, 1987.***
   10.29      --  Form of Seventh Amendment to the Forseon Corporation
                  Employee Stock Ownership Plan, to be effective as of March
                  22, 1999.***
   10.30      --  Form of Forseon Corporation Visionary Forecasting Service
                  Agreement.***
   10.31      --  Form of Forseon Corporation Standard Agreement for
                  Purchase.***
   10.32      --  Form of Forseon Corporation Software License Agreement.***
   10.33      --  Sublease agreement by and among Technology Park/Atlanta,
                  Inc. and Towne Services dated March 9, 1999 (incorporated by reference to Exhibit 10.1 to the Company's Report on Form
                  10-Q filed on May 7, 1999).
   21.1       --  Subsidiaries of Towne Services, Inc.***
   23.1       --  Consent of Arthur Andersen LLP.
   23.2       --  Consent of KPMG LLP.
   23.3       --  Consent of Nelson Mullins Riley & Scarborough, L.L.P.
                  (included in Exhibit 5.1).
   23.4       --  Consent of Nelson Mullins Riley & Scarborough, L.L.P. as to
                  tax matters (included in Exhibit 8.1).
   23.5       --  Consent of Rodgers Capital Group, L.P.***
   23.6       --  Consent of Legacy Securities Corp.***
   24.1       --  Power of Attorney.***
   27.1       --  Financial Data Schedule for the periods ending December 31,
                  1997 and 1998 (for SEC use only) (incorporated by reference to the Company's Registration Statement on Form S-1 (No.
                  333-76859) filed on June 4, 1999).
   99.1       --  Notice to Participants in the Forseon Corporation Employee
                  Stock Ownership Plan.***

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
   99.2       --  Opinions of Rodgers Capital Group, L.P. and Legacy
                  Securities Corp. (included as Appendix D of the Proxy
                  Statement/Prospectus).

---------------

  * Incorporated by reference to the exhibits to the Company's Registration Statement on Form S-1 (No. 333-53341) as declared effective by the Securities and Exchange Commission on July 30, 1998.
 ** To be provided by amendment.
*** Previously filed.
  + Incorporated by reference to the exhibits to the Company's Report on Form
    10-K filed on March 26, 1999.